UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2023 (September 29, 2023)

Tredegar Corporation

(Exact name of registrant as specified in its charter)

Virginia	1-10258	54-1497771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 330-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2023, Tredegar Corporation (the “Company”) entered into change-in-control severance agreements (each, a “CIC Agreement”) with each of D. Andrews Edwards, the Company’s Executive Vice President and Chief Financial Officer, and Kevin C. Donnelly, the Company’s Vice President, General Counsel and Corporate Secretary (each, an “Executive Officer”), each in the form approved by the Executive Compensation Committee of the Company’s Board of Directors.

Pursuant to the CIC Agreement, if the Executive Officer is terminated without Cause (as defined in the CIC Agreement) or leaves with Good Reason (as defined in the CIC Agreement) (each a “Qualifying Termination”), the Executive Officer will receive a lump sum payment equal to (i) his annual base salary plus (ii) his target annual cash incentive payment for the year in which the Qualifying Termination occurs multiplied by:

•

2.0 in the context of a Qualifying Termination occurring: (A) within the 6-month period immediately prior to a Change in Control (as defined in the CIC Agreement), which shall be extended to 12 months immediately prior to a Change in Control if a transaction document implementing the Change in Control is executed and within the following 12 months from such execution a Change in Control is consummated, or (B) within the 2-year period immediately following a Change in Control; or

•	1.0 in the context of a Qualifying Termination other than as set forth above.

In addition, the CIC Agreement provides for certain other customary benefits to the Executive Officer, including payment of accrued compensation, acceleration of unvested equity awards and cash-based long-term incentive awards, and COBRA benefits, in each case subject to the conditions and qualifications set forth in the CIC Agreement. The Executive Officer’s receipt of the payments and other benefits provided for in the CIC Agreement is subject to the execution of a customary waiver and release of claims against the Company.

The foregoing description of the CIC Agreement is not complete and is qualified in its entirety by reference to the entire CIC Agreement, a form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Form of Executive Change-in-Control Severance Agreement.

104	Cover Page Interactive Data File (formatted in iXBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: October 4, 2023	By:	/s/ Kevin C. Donnelly
Kevin C. Donnelly
Vice President, General Counsel and Corporate Secretary